EXHIBIT 10.6

Business Confidential Proprietary Information

Confidential information has been omitted in places marked “*****” and has been filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to this omitted information.

TENEX Contract No. 08843672/110033-051
USEC Contract No. EC-SC01-11-UE-03127
Amendment No. 004

AMENDMENT No. 004, signed as of September 10, 2014, to the Enriched Product Transitional Supply Contract, TENEX Contract No. 08843672/110033-051, USEC Contract No. EC-SC01-11-UE-03127, entered into on March 23, 2011 (the “CONTRACT”) by and between United States Enrichment Corporation (“USEC”) and Joint Stock Company “Techsnabexport” (“TENEX”). USEC and TENEX are referred to herein individually as a “Party” and collectively as the “Parties”. Capitalized terms used but not defined herein shall have the meanings ascribed to such terms in the CONTRACT.

SECTION 1. Pursuant to Section 20.04 of the CONTRACT, USEC and TENEX hereby agree as follows:

1.	The following new subsections (d), (e), (f), and (g) shall be inserted at the end of Section 3.02:

“(d)
In addition to the EUP ordered for Delivery in calendar year ***** pursuant to Sections 3.02(a), (b) and (c) above, TENEX shall supply to USEC, and USEC shall order from TENEX and import to the United States by the end of calendar year *****, EUP containing *****

(e)	USEC shall have the option to purchase the *****. USEC may exercise this option by giving TENEX Notice of its election to make *****. If USEC elects to make *****, USEC’s obligation for *****

(f)	In addition to the option in Section 3.02(e), USEC also shall have the option, which it may exercise by Notice given to TENEX not later than *****.

(g)
Except to the extent that delaying title transfer until ***** would prevent USEC from importing the Related EUP containing the SWU purchased pursuant to Section 3.02(d) in the United States in calendar year *****, with such Related EUP being counted against *****.”

2.	The following new subsection (g) shall be inserted at the end of Section 4.03:

“(g)
USEC shall place its Order for Delivery of EUP pursuant to its obligations under Section 3.02(d) (the *****) not later than *****. TENEX shall fulfill such Order for the ***** notwithstanding that the Order does not otherwise comply with the other subsections of this Section 4.03, and was not included in the estimates required by Section 4.01 or the Delivery Schedules required by Section 4.02. Section 4.06 shall not apply to the Order for the *****.”

3.	The following new subsection (f) shall be inserted after subsection (e) of Section 4.06:

“(f)
For Delivery Year *****, if (i) by *****, the total amount of SWU contained in EUP ordered by USEC (the “***** Ordered SWU Amount”) is not at least equal to the minimum Firm Commitment SWU for ***** under Section 3.02 *****, Section 4.06(b) shall not apply and TENEX may invoke the remedy in Section 4.06(c) at any time after ***** with respect to the amount by which the ***** exceeds the ***** Ordered SWU Amount (the “***** SWU Shortfall”), without the need for TENEX either to seek to sell such ***** SWU Shortfall to one or more third parties prior to invoking such remedy or to wait until ***** to invoke such remedy. Further, in the case of the ***** SWU Shortfall, the liquidated damages under Section 4.06(a) applicable to the ***** SWU Shortfall shall be payable within ***** after receipt by USEC of the invoice from TENEX for the full period from *****, without regard to whether TENEX has sold the ***** SWU Shortfall. For the avoidance of doubt, if the ***** is equal to or less than the ***** Ordered SWU Amount, Section 4.06 shall not be invoked with respect to the *****.”

4.	The following new Section 5.08 shall be inserted at the end of Article 5:

“5.08
Notwithstanding anything to the contrary in Section 5.04 or other terms of this CONTRACT, title to, but not the risk of loss of, EUP Delivered pursuant to Section 3.02(d) shall transfer automatically to USEC (and all claims of any kind of TENEX to the EUP shall be deemed to have expired) on the date of delivery of the EUP by USEC to its Customer under the terms of the Customer’s contract with USEC (“Title Transfer Date”, on which date, at the latest, USEC shall notify TENEX of the occurrence of the transfer of title), *****.

(a)    The Title Transfer Date shall be confirmed by a “Title Transfer Statement” promptly thereafter signed by both Parties but the execution of such Title Transfer Statement shall not be a condition precedent for the transfer of title to EUP to USEC.

(b)    Where the Title Transfer Date is the date of delivery of the EUP to USEC’s Customer, transfer of title to USEC shall be deemed to have occurred immediately prior to the transfer of EUP to the Customer.

(c)    For the avoidance of doubt, the risk of loss of EUP ordered pursuant to Section 3.02(d) shall pass to USEC upon completion of Physical Delivery of such EUP, as envisaged by Section 5.04.”

5.	The following new subsection (c) shall be inserted at the end of Section 6.01:

“(c)
Notwithstanding anything to the contrary in this Article 6 or the other terms of this CONTRACT, including Appendix H, the SWU Price for the SWU Delivered pursuant to the ***** (as defined in Section 4.03(g)) shall be the SWU Price for *****, as calculated under Appendix H.

If pursuant to Section 3.02(e), *****, USEC shall pay the *****. Similarly, *****.

Notwithstanding anything to the contrary in Article 6 or the other terms of this CONTRACT, in case USEC elects to *****. The above-mentioned provision for the ***** shall apply only to *****, which will be established by mutual agreement.”

6.	The following shall be added to the end of the last paragraph of Section 6.06(b):

“It is the Parties’ expectation that such pecuniary payments shall arrive in TENEX’s account with its bank in Russia not later than ***** the receipt of the duly executed original invoice from the payee and the appropriate documentation.”

7.	The following new subsection (vi) shall be inserted at the end of Section 7.02(a):

“(vi)	*****, USEC may Deliver Related Natural Uranium to TENEX ***** under Section 7.02(a) *****.”

8.	The following new subsection (i) shall be inserted at the end of Section 7.02:

“(i)
In the case of the Related Natural Uranium to be Delivered to TENEX in respect of the *****, USEC shall Deliver such Related Natural Uranium under Section 7.02(a) by *****. Upon request, TENEX shall use its reasonable efforts to ensure the *****.

Notwithstanding anything to the contrary in this Article 7 or Appendix H, USEC shall not pay ***** unless it fails to *****.”

9.	Section 7.09 shall be replaced with the following:

“7.09
USEC shall use its reasonable efforts to ensure that all the Natural Uranium in one cylinder of Natural Uranium supplied to TENEX in the United States under Section 7.02(c) or Section 7.02(h) is either assigned the same Obligation Code or is unobligated. The Parties recognize that USEC cannot direct the origin or Obligation Code of Related Natural Uranium supplied to USEC by its Customers and therefore, its ability to fulfill the prior sentence will be dictated by the origins and Obligation Codes of the Related Natural Uranium provided to USEC by its Customer for any Related EUP. Where it is not possible for USEC to supply a Cylinder containing Related Natural Uranium bearing a single Obligation Code or containing only unobligated Related Natural Uranium, USEC may, with at least ten (10) Business Days prior Notice to TENEX and the consent of TENEX in response to such Notice (such response to be given not later than five (5) Business Days after TENEX receives such Notice), hold the Related Natural Uranium that USEC could not supply in a TENEX account on the books of USEC until USEC can supply such Related Natural Uranium in a Cylinder containing

Material with a single Obligation Code or containing only unobligated Material in connection with a future Delivery of Related Natural Uranium under Section 7.02(c) or Section 7.2(h) or until USEC can supply such Related Natural Uranium ***** to TENEX at a ***** Facility in North America. If TENEX fails to give its consent to USEC within (5) Business Days after TENEX receives USEC’s Notice, then USEC shall supply such Related Natural Uranium in a Cylinder containing Material with several Obligation Codes.”

10.
Notwithstanding any provision to the contrary in the CONTRACT, including but not limited to Paragraph D1-1, USEC may Physically Deliver the 30B Cylinders, Overpacks and Sample Containers for the EUP ordered under Section 4.03(g) by *****.

11.	The following new Paragraph H-7A shall be inserted into Appendix H after Paragraph H-7:

“H-7A

(a)	If, pursuant to Section 3.02(e), USEC elects *****

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(b)	If, pursuant to Section 3.02(f), USEC elects *****

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12.	Recognizing that USEC will order the EUP pursuant to the *****

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1.	*****.

2.	In no event shall USEC be obligated to make more than *****.

3.
In addition to the provisions of Section 16.01 (a) and Section 16.01 (b), all information marked as Confidential Information shall be sent only through secure channels, or with password protection, including, but not limited to, the Notice of Delivery required in accordance with Section 5.02.

4.	Appendix J to the CONTRACT shall be replaced with the new Appendix J provided in Exhibit 1 to this Amendment No. 004.

SECTION 2.    This Amendment No. 004 shall come into force on the date when it is signed by all Parties hereto. Except as amended hereby, the CONTRACT, as in effect on the date first written above, shall remain unchanged and in full force and effect.

SECTION 3. This Amendment No. 004 may be executed in two or more counterparts, each of which shall constitute an original, but all of which, when taken together, shall constitute one and the same instrument.

IN WITNESS WHEREOF, the Parties hereto have executed this Amendment No. 004 as of the date first written above.

UNITED STATES ENRICHMENT        JOINT STOCK COMPANY
CORPORATION                    “TECHSNABEXPORT”

By:    /s/ Philip G. Sewell                By:    /s/ S.J. Polgorodnik

Name: Philip G. Sewell                Name: S.J. Polgorodnik
Position: Senior Vice President            Position: Acting General Director

Exhibit 1

APPENDIX J:    *****

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